                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 16, 2007
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                                               02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of Directors;  Appointment  of Certain  Officers;
Compensatory Arrangements of Certain Officers.

            On February 16, 2007, Elcom  International,  Inc. (the "Company" or "Elcom") appointed David Elliott as its Vice  President of Finance and  Secretary,  effective  immediately.  Mr.  Elliott  will serve as the  principal financial and  accounting  officer of the Company.  Mr.  Elliott,  who is 32, joined Elcom on November 14, 2006 and has been  responsible  for  introducing  a new financial  system in the  Company's UK operations  and improving the
Company's  financial controls and reporting.  Mr. Elliott was previously  employed by Volkswagen Group and has been employed in a number of financial roles,  having most recently been responsible for Volkswagen Group's  Development
Ventures Fund.

                                                SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   February 23, 2007
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                                                                         By:   /s/ John E. Halnen
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                                                                       John E. Halnen
                                                                       President and Chief Executive Officer